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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 30, 2001


                             MID-STATE RACEWAY, INC.
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             (Exact name of registrant as specified in its charter)


        New York State             000-01607              15-0555258
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(State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)         File Number)         Identification No.)


P.O. Box 860, Ruth Street, Vernon, New York                 13476
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code     (315) 829-2201
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         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 31, 2001, Urbach Kahn & Werlin LLP ("UK&W") were retained as the independent accountant for the Registrant. The audit committee of the Board of Directors of the Registrant approved engaging UK&W.

UK&W resigned as the Registrant's independent auditors on September 22, 2000. No audits or reviews of the Company's financial statements have been performed since September 22, 2000. In this regard, the following audits and reviews were not performed during the interim period between the resignation and reappointment of UK&W: (a) the year 2000 annual audit (with respect to which Form 10K has not been filed); (b) quarterly reviews for the year 2000; (c) quarterly review for the first three (3) quarters of 2001.

UK&W has been engaged to perform the above listed audits and reviews.

Form 10Q for the first two quarters of 2000 were not reviewed by an independent auditor. UK&W will review financial statements for those two quarters and will recommend amendment of same if needed. Form 10Q for the third quarter of 2000 was not filed. No Form 10Q's for the year 2001 have been filed as of this date.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Mid-State Raceway, Inc.
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                                                 (Registrant)

Date  November 14, 2001                     /s/  JUSTICE M. CHENEY
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                                                  (Signature)

                                           Justice M. Cheney
                                           President and Chief
                                           Executive Officer




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